[LOGO] WESTWOOD
       HOLDINGS GROUP, INC.(R)

WHG DIVIDEND GROWTH FUND

Summary Prospectus | February 7, 2011

TICKER: Institutional Shares -- WHGDX

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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.whgfunds.com. You can also get this information at no cost by calling 1-877-386-3944, by sending an e-mail request to whgfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated February 7, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
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INVESTMENT OBJECTIVE
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     The investment objective of the WHG Dividend Growth Fund (the "Fund") is to seek long-term growth of capital.

FUND FEES AND EXPENSES
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     This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)(1)

                                                           Institutional Shares
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     Management Fees                                               0.75%
     ---------------------------------------------------------------------------
     Other Expenses                                                0.33%
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     Acquired Fund Fees and Expenses                               0.02%
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     Total Annual Fund Operating Expenses(2)                       1.10%
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     Less Fee Reductions and/or Expense Reimbursements            (0.08)%
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     Total Annual Fund Operating Expenses After
       Fee Reductions and/or Reimbursements (2,3)                  1.02%
     ---------------------------------------------------------------------------

     (1) The McCarthy Multi-Cap Stock Fund (the "Predecessor Fund") reorganized into the Fund on February 7, 2011. Information in the fee table has been restated to reflect expenses expected to be incurred, on an annualized basis, for the remainder of the cur- rent fiscal year following the reorganization. Actual expenses for the fiscal year ending June 30, 2011 may be greater than 1.02% because the Predecessor Fund's expenses were

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          not subject to the same expense limitation arrangement as the Fund and may have been incurred at a rate that was higher than expected for the Fund.

     (2) Total Annual Fund Operating Expenses, both before and after fee reductions and/or expense reimbursements, include fees and expenses incurred indirectly as a result of investment in other investment companies (each, an "acquired fund").

     (3) Westwood Management Corp. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's Institutional Shares' average daily net assets. This contractual arrangement may not be terminated or increased without shareholder approval. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Trust's Board of Trustees (the "Board") may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.00% to recapture all or a portion of its fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place.

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund's operating expenses (including one year of capped expenses each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR       3 YEARS       5 YEARS       10 YEARS
     ---------------------------------------------------------------------------
                 $104         $342          $598          $1,333

PORTFOLIO TURNOVER

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES
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     The Fund seeks to invest primarily in the stocks of domestic and foreign companies of any size, from larger, well-established companies, which are preferred by the Adviser, to smaller companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend paying equity securities. For purposes of this policy, dividend paying equity securities include common

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     stock, preferred stock, Real Estate Investment Trusts ("REITs"), royalty trusts and trust preferred securities. The Adviser pursues the Fund's objective by investing primarily in the stocks of companies that exhibit the potential for significant long-term appreciation. The Fund may invest up to 50% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including American Depositary Receipts ("ADRs"). The Fund may also invest up to 10% of its net assets in fixed-income obligations (i.e., U.S. Treasury and agency obligations, corporate debt securities and convertible bonds), up to 5% of which may be in fixed-income securities rated below investment grade ("junk bonds" or "high-yield securities"). The Adviser generally makes use of fundamental analytical techniques that combine quantitative analysis screens with fundamental analysis by the Adviser's equity investment team to determine which particular stocks to purchase and sell, and will consider the sale of securities from the Fund's portfolio when the reasons for the original purchase no longer apply. The Adviser's "quantitative analysis screens" utilize financial data to rank a universe of stocks by quality and valuation factors. The investment team's fundamental analysis includes, but is not limited to, discounted cash flow analysis, assessment of a company's private market value, evidence of a company's ability to reinvest capital in growth initiatives, the ability and resolve of a company to return capital to shareholders through cash dividends and stock repurchases, and a company's ability to generate excess cash beyond operating needs.

     The Fund may also invest in REITs. The Fund will typically invest up to 5% of its net assets in REITs, but can invest a higher percentage in REITs if REIT valuations and fundamental prospects are compelling. The Fund will not invest more than 20% of its net assets in REITs.

     In addition, the Fund may use index options and individual stock options for hedging purposes. At any one time, the combined value of options may be up to 5% of the Fund's net assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND
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     As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

     DERIVATIVES RISK. The Fund may purchase and write call and put options. When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund would ordinarily realize a gain if, during the

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     option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs. Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

     Derivatives may be more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund enters into. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of its derivatives positions.

     The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

     The Fund can gain market exposure using derivatives by paying a fraction of the market value of the investments underlying those derivatives. Thus, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives may be more volatile than other investments and the Fund may lose more in a derivative than the original cost of opening the derivative position.

     DIVIDEND PAYING STOCKS RISK. The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

     EQUITY RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

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     FIXED INCOME RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

     FOREIGN COMPANY RISK. Investing in foreign companies, including direct investments and through ADRs which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     GROWTH STOCKS RISK. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

     HEDGING RISK. The Fund may purchase and write put and call options on securities and securities indices for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. To the extent that the Fund engages in hedging strategies, there can be no assur-

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     ance that such strategy will be effective or that there will be a hedge in place at any given time.

     HIGH YIELD BOND RISK. High yield, or non-investment grade or "junk" bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-rated high yield bonds (CCC, CC, or C) are subject to a greater degree of credit risk than higher-rated high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

     MANAGEMENT RISK. The Fund is subject to the risk that a strategy used by the Fund's management may fail to produce the intended result.

     REIT RISK. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses; interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

     ROYALTY TRUST RISK. The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other reg-

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     ulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

     SMALL- AND MID-CAPITALIZATION COMPANY RISK. The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

     TRUST PREFERRED SECURITIES. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.










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PERFORMANCE INFORMATION
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     The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Predecessor Fund by showing changes in the Predecessor Fund's Institutional Shares' performance from year to year and by showing how the Predecessor Fund's Institutional Shares' average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The performance in the bar chart and table has not been adjusted to reflect the lower net expenses of the Fund. Of course, the Predecessor Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

     Following its completed first quarter of operations, updated performance information for the Fund will be available on the Fund's website at www.whg-funds.com or by calling 1-877-FUND-WHG.

     The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Predecessor Fund has varied from calendar year to calendar year. Returns are based on past results and are not an indication of future performance.

                              [BAR GRAPH OMITTED]

(25.12)   32.26%   11.12%    8.04%    7.14%    1.41%  (31.86)%  36.76%    9.03%
 2002      2003     2004     2005     2006     2007     2008     2009     2010

                       BEST QUARTER             WORST QUARTER
                          23.00%                  (21.36%)
                        (6/30/03)                (12/31/08)














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AVERAGE ANNUAL TOTAL RETURNS
(FOR PERIODS ENDED DECEMBER 31, 2010)
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     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      Since
                                                                    Inception
                                               1 Year    5 Years   (08/06/2001)
     ---------------------------------------------------------------------------
     Predecessor Fund Returns Before Taxes       9.03%    2.00%       3.35%
     ---------------------------------------------------------------------------
     Predecessor Fund Returns After Taxes
       on Distributions                         8.92%     1.47%       2.97%
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     Predecessor Fund Returns After Taxes
       on Distributions and Sale of
       Fund Shares                              6.02%     1.67%       2.87%
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     S&P 500 Index (reflects no deduction
       for fees, expenses, or taxes)           15.06%     2.29%       2.46%
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INVESTMENT ADVISER
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     Westwood Management Corp.

PORTFOLIO MANAGER
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     Mr. Richard L. Jarvis, Senior Vice President, Investments, has been the portfolio manager for the Fund since its inception in 2010. Mr. Jarvis was also primarily responsible for managing the Predecessor Fund's portfolio since the Predecessor Fund's inception in August 2001.

PURCHASE AND SALE OF FUND SHARES
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     To purchase shares of the Fund for the first time, you must invest at least
     $5,000. There is no minimum for subsequent investments.

     If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-877-FUND-WHG.

     If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.



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TAX INFORMATION
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     The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
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     If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


























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                                                                 WHG-SM-009-0100